JANUS INVESTMENT FUND

                               JANUS VENTURE FUND

     Supplement dated January 1, 1997 to Prospectus dated February 18, 1996


Effective January 1, 1997, James P. Goff will be the sole portfolio manager for Janus Venture Fund. Mr. Goff joined Janus Capital Corporation in 1988 and has co-managed Janus Venture Fund since December 1993. He also has managed Janus Enterprise Fund since inception. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst (C.F.A.).